UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9603

AMERICAN BEACON SELECT FUND

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 967-3509

Date of fiscal year end: December 31, 2016

Date of reporting period: December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

American Beacon®
SELECT FUNDS

2016 ANNUAL REPORT

December 31, 2016

U.S. GOVERNMENT MONEY MARKET SELECT FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Select Funds	December 31, 2016

President’s Message

Dear Shareholders,

During good times and bad, money market funds remain reliable choices for many investors given their ability to provide relative stability of principal and liquidity. Investors often move assets into money market funds to await new opportunities after cashing out other positions.

The events of 2016 – including concerns about China’s slowing growth early in the year, the Brexit vote in June, Donald Trump’s surprise victory in the U.S. presidential election in November, and the equity markets’ surge that followed – illustrate the importance of having quick access to cash in a well-diversified portfolio that includes professionally managed, short-term investments like money market funds.

Well-known for our innovative and actively managed portfolios, American Beacon’s U.S. Government Money Market Select Fund is designed to help ensure maximum flexibility for our shareholders. In managing the Fund, we use a top-down approach when analyzing macroeconomic data to anticipate economic momentum shifts, inflationary trends, the shape of the yield curve and Federal Reserve policy. We strive to increase returns by actively managing the duration and quality of the portfolio, consistent with historical relationships among economic growth, inflation and the direction of interest rates.

For the 12-month period ended December 31, 2016:

•	American Beacon U.S. Government Money Market Select Fund returned 0.28%.

Thank you for your continued investment in American Beacon Funds. For additional information about the Funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr. President
American Beacon Select Funds

American Beacon Select FundsSM

Market Overview

December 31, 2016 (Unaudited)

Volatility was king in 2016 as economic and political events took stock and bond markets on a wild ride.Concerns about a global growth slowdown dominated headlines in the first part of the year. China’s stock market crashed, oil prices continued to drop, Japan adopted a negative interest-rate policy, and the European Central Bank unleashed a series of interest rate cuts and quantitative easing in an effort to spur growth. However, the largest international story to disrupt markets was Britain’s vote to leave the European Union. The surprise decision caused stock markets around the world to tumble and U.S. interest rates to fall. However, after the dust settled, the fallout from Brexit was less detrimental than expected and markets calmed.

Focus then shifted to the U.S. presidential election. After contentious primary races, Donald Trump and Hillary Clinton were respectively nominated as the Republican and Democratic candidates for president. With polls leading up to the race pointing to a victory for Ms. Clinton, the U.S. had a very Brexit-like moment when Mr. Trump was elected the 45th president of the United States. Even more surprising than the election result was the market reaction to his victory. Equity markets initially plummeted on the news and U.S. Treasuries rallied overnight. However, as investors began to analyze the implications of a Trump presidency combined with a Republican-controlled Congress, markets quickly reversed course. Focus shifted to the potential acceleration in growth from President-elect Trump’s planned infrastructure spending and lower tax agenda. Equity markets surged to all-time highs and Treasury yields backed up sharply in anticipation of higher inflation.

Despite the volatility, the U.S. economy weathered the events of 2016 well. Labor market conditions continued to improve as the U.S. added more than 2.1 million new jobs during the year and the unemployment rate dropped to 4.7%. With the country close to full employment, employers had to start paying up to retain workers, resulting in wage acceleration during the second half of the year. Higher disposable incomes fueled demand for goods and services, leading to a pickup in consumer spending. Home sales also grew in 2016 as the strong labor market and low mortgage rates gave more first-time buyers the confidence to take the plunge into homeownership. Business investment remained sluggish, but showed some signs of life as weakness in the energy sector bottomed and durable goods orders firmed. Overall, the U.S. economy continued to expand at a moderate rate in 2016, but optimism is high that President-elect Trump’s proposed spending, tax and regulatory policies will result in stronger growth going forward.

Although U.S. economic data remained solid, market volatility and global growth concerns kept the Federal Reserve (the “Fed”) on the sidelines for most of the year. After initially forecasting four rate increases in 2016, the Fed did not raise rates until the last meeting of the year. Following the election, fed funds futures began pricing in a 100% chance of a rate hike by year end, so the Fed’s decision to raise rates by 25 basis points at the December meeting came as no surprise to investors. The primary uncertainty heading into the meeting was how the potential for fiscal stimulus would influence the Fed’s projections for rate hikes in 2017. Committee members acknowledged that uncertainty regarding fiscal and other economic policies had increased, but agreed that it was too early to tell how policy changes would alter the economic outlook. They did, however, boost the median forecast for hikes in 2017-2019 by a quarter of a point each year. The Committee felt that a slightly firmer path for rates was appropriate given the continued improvement in labor market conditions and increased confidence that inflation was moving toward their 2% objective. They reiterated that monetary policy remains data dependent and will adjust to the evolving outlook for the U.S. economy.

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

December 31, 2016 (Unaudited)

Economic and political events during 2016 caused some volatility during the year. Britain’s vote to leave the European Union caused equity markets to sell off and U.S. interest rates to fall. While in the United States, Donald Trump surprised the world and was named the 45th President. It did not take long for the equity markets to perceive Mr. Trump’s victory as positive news due to his views on taxes and growth initiatives. The year ended with the labor market improving and the unemployment rate dropping to 4.7%. The improved labor market boosted consumer confidence and drove an increase in home and automobile purchases. As we head into 2017, the Federal Reserve Bank (“The Fed”) will be monitoring economic developments closely in an effort to determine appropriate monetary policy.

As we approached the end of the year, the Fed raised the fed funds rate by 25 basis points to a target range of 0.50%-0.75%. The Federal Open Market Committee (FOMC) forecast called for an additional three rate hikes in 2017. The Committee felt that a slightly firmer path for rates was appropriate given the continued improvement in labor market conditions and increased confidence that inflation was moving toward their 2% objective.

During the year, the American Beacon U.S. Government Money Market Select Fund’s primary strategy was to buy short-dated agencies, both fixed and variable rate, and overnight repurchase agreements. The strategies implemented during the year enabled the Fund to outperform its Lipper peer group.

For the twelve months ended December 31, 2016, the total return of the American Beacon U.S. Government Money Market Select Fund was 0.28%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 0.13% by 15 basis points (0.15%). Based on annualized total returns, Lipper Analytical Services ranked the Fund 32nd among 230, 17th among 193 and 22nd among 150 Institutional U.S. Government Money Market Funds for the one-year, five-year, and ten-year periods ended December 31, 2016, respectively.

Total Returns for the Period ended December 31, 2016

	Ticker	1 Year	3 Years	5 Years	10 Years
U.S. Government Money Market Select Fund Select Fund (1,2,4)	AAOXX	0.28%	0.10%	0.09%	0.82%
Lipper Institutional U.S. Government Money Market Average (3)		0.13%	0.05%	0.04%	0.75%

1.	Performance shown is historical and is not indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.
2.	A portion of the fees charged to the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

American Beacon U.S. Government Money Market Select FundSM

Performance Overview

December 31, 2016 (Unaudited)

3.	The Lipper Institutional U.S. Government Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service.
4.	The total annual Fund operating expense ratio set forth in the most recent Fund prospectus was 0.15%. The expense ratio may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Fund Statistics as of 12/31/2016
7-day Current Yield*	0.43%
7-day Effective Yield*	0.43%
Weighted Average Maturity	35 Days
Weighted Average Life	85 Days
Standard & Poor’s Rating**	AAAm

*	Annualized. You may call 1-800-231-4252 to obtain the Fund’s current 7-day yields. Yield is a more accurate reflection of the Fund’s current earnings than total return. The seven-day yields refer to the income generated by an investment in the Fund over a seven-day period. This income is then annualized. The seven-day effective yield is calculated similarly, but the income earned is assumed to have been reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.
**	Standard & Poor’s (S&P) Rating: The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The credit rating is a forward-looking opinion about a fund’s potential capacity to maintain stable principal or stable net asset value. The rating is an opinion of the date expressed and not a statement of fact or recommendation to purchase, hold or sell any security. Standard & Poor’s rates the creditworthiness of money market funds from AAAm (highest) to Dm (lowest). For more information on S&P’s rating methodology, please visit www. standardandpoors.com and select “Understanding Ratings” under Ratings Resources on the home page.

Asset Allocation as of 12/31/2016 (% of net assets)
U.S. Government Agency Obligations	47.0
Government Agency Repurchase Agreements	40.2
Investment Companies	8.3
U.S. Treasury Bills	4.5

Effective Maturity Distribution (%)
1 to 7 Days	51.4
8 to 30 Days	13.1
31 to 90 Days	22.7
91 to 180 Days	12.8

American Beacon Select FundsSM

Expense Examples

December 31, 2016 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees if applicable, and (2) ongoing costs, including management fees, administrative service fees, distribution (12b-1) fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2016 through December 31, 2016.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads). Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

U.S. Government Money Market Select Fund

	Beginning Account Value 7/1/2016	Ending Account Value 12/31/2016	Expenses Paid During Period 7/1/2016-12/31/2016*
Select Class
Actual	$1,000.00	$1,001.54	$0.65
Hypothetical**	$1,000.00	$1,024.48	$0.66

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.13% for the Select Class respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.
**	5% return before expenses.

American Beacon Select FundsSM

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

American Beacon U.S. Government Money Market Select Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon U.S. Government Money Market Select Fund (the Fund), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Beacon U.S. Government Money Market Select Fund at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

February 28, 2017

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

December 31, 2016

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS- 47.00%
Federal Farm Credit Bank,
0.50%, Due 1/31/2017	$30,000,000	$29,987,500
0.72%, Due 3/30/2017 A	5,000,000	4,999,817
0.79%, Due 6/27/2017 A	5,000,000	4,997,800
0.777%, Due 10/6/2017 A	10,000,000	9,999,232
0.836%, Due 10/25/2017 A	10,000,000	10,000,000
0.765%, Due 12/4/2017 A	5,000,000	4,998,636
0.684%, Due 12/8/2017 A	7,500,000	7,492,254
0.766%, Due 1/17/2018 A	15,000,000	14,990,510
0.674%, Due 2/2/2018 A	5,000,000	4,993,694
0.734%, Due 2/9/2018 A	10,000,000	9,999,926
0.905%, Due 2/23/2018 A	17,000,000	16,996,592
0.786%, Due 2/26/2018 A	5,000,000	4,991,908
0.842%, Due 4/9/2018 A	5,000,000	5,009,500
0.757%, Due 4/16/2018 A	5,000,000	4,995,775
0.887%, Due 5/9/2018 A	5,000,000	5,010,274
0.752%, Due 11/14/2018 A	5,000,000	4,999,374
Federal Home Loan Bank,
0.515%, Due 1/6/2017	7,400,000	7,399,472
0.51%, Due 1/13/2017	6,500,000	6,498,895
0.51%, Due 1/18/2017	13,200,000	13,196,821
0.45%, Due 1/23/2017	6,340,000	6,338,257
0.51%, Due 1/25/2017	26,100,000	26,091,126
0.51%, Due 1/27/2017	12,100,000	12,095,543
0.455%, Due 2/1/2017	15,000,000	14,994,101
0.543%, Due 2/3/2017	11,639,000	11,633,270
0.51%, Due 2/17/2017	10,500,000	10,493,028
0.482%, Due 3/8/2017	5,000,000	4,995,582
0.522%, Due 3/10/2017	25,400,000	25,374,990
0.51%, Due 3/22/2017	10,000,000	9,988,667
0.448%, Due 3/24/2017	30,000,000	29,969,387
0.46%, Due 3/29/2017	5,000,000	4,994,442
0.58%, Due 4/10/2017	9,900,000	9,884,209
0.60%, Due 4/13/2017	5,000,000	4,991,500
0.484%, Due 4/19/2017	10,000,000	9,985,480
0.538%, Due 4/21/2017	42,000,000	41,929,172
0.759%, Due 4/21/2017 A	5,000,000	4,999,769
0.56%, Due 4/26/2017	5,000,000	4,991,056
0.555%, Due 4/28/2017	11,000,000	10,980,013
0.56%, Due 5/3/2017	10,750,000	10,730,107
0.635%, Due 5/17/2017	10,000,000	9,976,011
0.645%, Due 5/25/2017	20,000,000	19,948,400
0.64%, Due 6/2/2017	12,039,000	12,006,554
0.67%, Due 6/14/2017	4,000,000	3,987,791
0.949%, Due 6/21/2017 A	10,000,000	9,999,940
0.977%, Due 9/29/2017 A	10,000,000	10,000,000
0.814%, Due 10/20/2017 A	10,000,000	9,999,581
0.812%, Due 10/25/2017 A	10,000,000	10,000,000
0.807%, Due 10/30/2017 A	5,000,000	4,999,743
0.77%, Due 2/26/2018 A	5,000,000	5,000,000
0.826%, Due 5/4/2018 A	8,410,000	8,411,040
0.771%, Due 6/1/2018 A	5,000,000	5,000,000
Federal Home Loan Mortgage Corp.,
0.455%, Due 2/7/2017	10,000,000	9,995,324
0.51%, Due 2/8/2017	12,500,000	12,493,271
0.51%, Due 2/27/2017	15,000,000	14,987,888
0.475%, Due 2/28/2017	7,500,000	7,494,260

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Schedule of Investments

December 31, 2016

	Principal Amount	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS—47.00% (continued)
0.472%, Due 3/3/2017	$10,000,000	$9,992,002
0.520%, Due 3/10/2017	15,000,000	14,985,182
0.50%, Due 3/21/2017	10,000,000	9,989,028
0.796%, Due 4/27/2017 A	5,000,000	4,999,676
Federal National Mortgage Association,
0.49%, Due 2/15/2017	12,000,000	11,992,650
0.52%, Due 3/22/2017	10,000,000	9,988,444
0.717%, Due 8/16/2017 A	5,000,000	4,996,401
0.645%, Due 10/5/2017 A	5,000,000	4,995,241
0.846%, Due 1/11/2018 A	10,000,000	10,000,000
0.944%, Due 3/21/2018 A	15,000,000	15,001,886

Total U.S. Government Agency Obligations (Cost $678,257,992)		678,257,992

U.S. TREASURY BILLS—4.50%
U.S. Treasury Bills,
0.476%, Due 2/23/2017	10,000,000	9,992,999
0.511%, Due 3/9/2017	10,000,000	9,990,499
0.605%, Due 5/18/2017	10,000,000	9,976,976
0.628%, Due 5/25/2017	5,000,000	4,987,450
0.62%, Due 6/1/2017	15,000,000	14,960,992
0.617%, Due 6/8/2017	15,000,000	14,959,392

Total U.S. Treasury Bills (Cost $64,868,308)		64,868,308

	Shares
INVESTMENT COMPANIES—8.26%
Blackrock Liquidity Fed Fund, Institutional Class	39,280,809	39,280,809
Deutsche Government Cash Fund, Institutional Class	20,000,000	20,000,000
RBC U.S. Government Money Market Fund, Institutional Class	59,803,869	59,803,869

Total Investment Companies (Cost $119,084,678)		119,084,678

	Principal Amount
GOVERNMENT AGENCY REPURCHASE AGREEMENTS—40.20%
BNP Paribas Securities Corp., 0.50%, Acquired on 12/30/2016, Due 1/3/2017 at $175,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $178,500,000, 2.00%—6.00%, 7/1/2018 – 12/20/2046)	$175,000,000	175,000,000
Credit Agricole CIB, 0.52%, Acquired on 12/30/2016, Due 1/3/2017 at $100,000,000 (Held at Bank of New York Mellon, Collateralized by a U.S. Treasury Obligation, Valued at $104,000,000, 0.125%, 7/15/2026)	100,000,000	100,000,000
Goldman Sachs & Co., 0.52%, Acquired on 12/30/2016, Due 1/3/2017 at $100,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $102,000,000, 2.55%—4.00%, 3/1/2023 – 7/1/2046)	100,000,000	100,000,000
RBC Capital Markets LLC, 0.45%, Acquired on 12/30/2016, Due 1/3/2017 at $150,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Government Agency Obligations, Valued at $153,000,000, 2.00%—5.00%, 6/1/2031 – 1/1/2047)B	150,000,000	150,000,000
TD Securities (USA) LLC, 0.58%, Acquired on 12/28/2016, Due 1/4/2017 at $55,000,000 (Held at Bank of New York Mellon, Collateralized by U.S. Treasury Obligations, Valued at $56,100,090, 0.875% - 4.75%, 4/30/2017 – 9/1/2046)B	55,000,000	55,000,000

Total Government Agency Repurchase Agreements (Cost $580,000,000)		580,000,000

TOTAL INVESTMENTS—100.03% (Cost $1,442,210,978)		$1,442,210,978
LIABILITIES, NET OF OTHER ASSETS—(0.03%)		(96,435)

TOTAL NET ASSETS—100.00%		$1,442,114,543

Percentages are stated as a percent of net assets.

All rates represent either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.

A	Variable rate.
B	LLC—Limited Liability Company.

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Assets and Liabilities

December 31, 2016

U.S. Government Money Market Select Fund
Assets:
Investments in securities, at amortized cost A	$862,210,978
Repurchase agreements, at cost B	580,000,000
Dividends and interest receivable	179,689
Receivable for fund shares sold	54
Prepaid expenses	4,704

Total assets	1,442,395,425

Liabilities:
Dividends payable	82,008
Management and investment advisory fees payable	121,053
Transfer agent fees payable	1,180
Custody and fund accounting fees payable	20,441
Professional fees payable	45,298
Trustee fees payable	2,157
Payable for prospectus and shareholder reports	3,270
Other liabilities	5,475

Total liabilities	280,882

Net Assets	$1,442,114,543

Analysis of Net Assets:
Paid-in-capital	1,442,114,455
Undistributed (overdistribution of) net investment income	88

Net assets	$1,442,114,543

Shares outstanding at no par value (unlimited shares authorized)	1,442,114,463
Net assets	$1,442,114,543
Net asset value, offering and redemption price per share	$1.00
A Cost of investments in unaffiliated securities	$862,210,978
B Cost of repurchase agreements	$580,000,000

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Operations

For the year ended December 31, 2016

U.S. Government Money Market Select Fund
Investment income:
Dividend income from unaffiliated securities	$154,411
Interest income	3,979,189

Total investment income	4,133,600

Expenses:
Management and investment advisory fees (Note 2)	951,026
Administrative service fees (Note 2)	27,435
Transfer agent fees	10,234
Custody and fund accounting fees	113,127
Professional fees	89,469
Registration fees and expenses	2,516
Prospectus and shareholder report expenses	12,335
Trustee fees	46,063
Other expenses	8,355

Total expenses	1,260,560

Net recouped by Manager (Note 2)	8,983

Net expenses	1,269,543

Net investment income	2,864,057

Realized Gains:
Net realized gain (loss) from:
Investments	7,464

Net gain from investments	7,464

Net increase in net assets resulting from operations	$2,871,521

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Statement of Changes in Net Assets

	U.S. Government Money Market Select Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,864,057	$58,331
Net realized gain (loss) from investments	7,464	509

Net increase in net assets resulting from operations	2,871,521	58,840

Distributions to Shareholders:
Net investment income	(2,864,052)	(58,260)
Net realized gain	(7,464)	(509)

Net distributions to shareholders	(2,871,516)	(58,769)

Capital Share Transactions:
Proceeds from sales of shares	7,038,793,552	2,084,307,569
Reinvestment of dividends and distributions	2,126,022	4,169
Cost of shares redeemed	(5,840,435,071)	(2,144,356,647)

Net increase (decrease) in net assets from capital share transactions	1,200,484,503	(60,044,909)

Net increase (decrease) in net assets	1,200,484,508	(60,044,838)

Net Assets:
Beginning of period	241,630,035	301,674,873

End of Period *	$1,442,114,543	$241,630,035

*Includes undistributed (overdistribution of) net investment income	$88	$71

See accompanying notes

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

1. Organization and Significant Accounting Policies

American Beacon Select Funds (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of December 31, 2016, the Trust consisted of the American Beacon U.S. Government Money Market Select Fund (the “Government Fund”).

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Astro AB Borrower, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

Other Matters

As of April 29, 2016, the Fund, in accordance with amendments to the money market rules adopted by the Securities and Exchange Commission, converted to a “government money market fund” as defined in or interpreted under Rule 2a-7 under the Act, as amended. “Government money market funds” are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. This conversion may have required additional changes to the Fund’s investment strategies and operations and may negatively affect the Fund’s expense, liquidity, yield, and return potential.

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is an investment company, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Interest income for the Fund is earned from settlement date, recorded on an accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Dividends to Shareholders

Dividends from net investment income and net short-term capital gain, if any, are accrued daily and paid monthly. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. GAAP.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. Transactions with Affiliates

Management Agreement

From January 1, 2016 to May 29, 2016, the Trust and the Manager were parties to a Management Agreement that obligated the Manager to provide or oversee the provision of all investment advisory and fund management services. The Manager serves as the sole investment advisor to the Fund. As compensation for performing the duties required under the Management Agreement, the Manager received an annualized fee of 0.09% of the average daily net assets of the Fund. Effective May 29, 2016, the Fund and the Manager entered a Management Agreement that obligates the Manager to provide investment advisory, fund management, and administrative services to the Fund. As compensation for performing the duties under the Management Agreement, the Manager receives from the Fund an annualized fee of 0.10% of the Fund’s average daily net assets. Management fees paid by the Fund for the year ended December 31, 2016 were $951,026.

Administration Agreement

From January 1, 2016 to May 29, 2016, the Manager and the Trust were parties to an Administration Agreement which obligated the Manager to provide or oversee administrative services to the Fund. As compensation for performing the duties required under the Administration Agreement, the Manager received an annualized fee of 0.01% of the average daily net assets of the Fund.

Expense Reimbursement Plan

The Fund adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Fund’s average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. The Manager recovered expenses of $8,983 during the year ended December 31, 2016.

The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability for the Government Fund is $99,486 and $20,818, expiring in 2017 and 2018, respectively. The Government Fund did not record a liability for these potential reimbursements due to the current assessment that a reimbursement is unlikely.

Trustee Fees and Expenses

Effective July 1, 2016, as compensation for their service to the Trust and the American Beacon Select Funds, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3. Security Valuation and Fair Value Measurements

The Fund values its investments and computes the NAV per share at the close of the New York Stock Exchange (the “Exchange”), normally 4:00 p.m. Eastern time, each day that the Exchange is open for business. In accordance with Rule 2a-7 under the Act, money market securities, with the exception of repurchase agreements, are valued at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, established by the Trust’s Board of Trustees (the “Board”). In the event that a deviation of  1⁄2 of 1% or more exists between the $1.00 per share price of a Fund, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Board believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. Fixed-income securities are considered Level 2 as they are valued using observable inputs.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Money Market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

The Fund’s investments are summarized by level based on the inputs used to determine its value. As of December 31, 2016, the investments were classified as described below:

Government Fund	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$678,257,992	$—	$678,257,992
U.S. Treasury Bills	—	64,868,308	—	64,868,308
Investment Companies	119,084,678	—	—	119,084,678
Government Agency Repurchase Agreements	—	580,000,000	—	580,000,000

Total Investments in Securities	$119,084,678	$1,323,126,300	$—	$1,442,210,978

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfer between levels of the Fund’s assets and liabilities. During the year ended December 31, 2016, there were no transfers between levels.

4. Securities and Other Investments

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Farm Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations, known as “STRIPS”, and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates and credit ratings. The principal and interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The terms of the variable or floating rate demand instruments that a Fund may purchase provide that interest rates are adjustable at intervals ranging from daily up to 397 calendar days, and the adjustments are based upon current market levels, the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Some of these instruments are payable on demand on a daily basis or on not more than seven days’ notice. Others, such as instruments with quarterly or semi-annual interest rate adjustments, may be put back to the issuer on designated days, usually on not more than thirty days’ notice. Still others are automatically called by the issuer unless the Fund instructs otherwise.

The Fund may consider the maturity of a long-term variable or floating rate demand instrument to be shorter than its ultimate stated maturity under specified conditions. The acquisition of variable or floating rate demand notes for a Fund must also meet the requirements of rules issued by the SEC applicable to the use of the amortized cost method of securities valuation, specifically Rule 2a-7 under the 1940 Act. The Fund will also consider the liquidity of the market for variable and floating rate instruments, and in the event that such instruments are illiquid, the Fund’s investments in such instruments will be subject to the limitation on illiquid investments.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

Pursuant to Rule 2a-7 under the Investment Company Act, variable or floating rate obligations may be deemed to have maturities shorter than their stated maturities as follows:

(1) An obligation that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 397 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate. A U.S. Government security that is a floating rate security shall be deemed to have a remaining maturity of one day.

(2) A variable rate obligation, the principal amount of which must unconditionally be paid in 397 days or less, will be deemed by the Fund to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) A floating rate obligation, the principal amount of which must unconditionally be paid in 397 days or less, will be deemed by the Fund to have a maturity of one day, except for purposes of determining the Fund’s weighted average life, in which case it shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

(4) A variable rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(5) A floating rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. As used above, an obligation is “subject to a demand feature” when the Fund is entitled to receive the approximate amortized cost of the security plus accrued interest, if any, at the later of the time of exercise or the settlement of the transaction, paid within 397 calendar days of exercise.

Other Government Money Market Fund Securities

The Fund at times may invest in shares of other government money market funds. Investments in the securities of other government money market funds may involve duplication of advisory fees and certain other expenses. By investing in another government money market fund, the Fund becomes a shareholder of that government money market fund. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other government money market fund, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other government money market funds may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between the Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, the Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than the Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by the Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the collateral held through a third-party custodian and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the Manager monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the Manager, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements typically include U.S. Government and agency securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

As of December 31, 2016, the Fund had investments in repurchase agreements with a gross value of $580,000,000 as disclosed in the Schedule of Investments and the Statement of Assets and Liabilities.

5. Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Credit Risk

The value of a security held by the Fund may decline if the security’s credit quality, or that of the security’s issuer or provider of credit support, is downgraded or credit quality otherwise falls. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund, including securities issued by U.S. Government agencies, which are not backed by the full faith and credit of the U.S. Government, will default on the payment of principal or interest or the obligation to repurchase securities from the Fund. This could cause the Fund’s NAV to decline below $1.00 per share.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

Interest Rate Risk

There is a risk that a decline in short-term interest rates would lower the Fund’s yield and the return on your investment, which may have an adverse effect on the Fund’s ability to provide a positive yield to its shareholders. Changes in interest rates also may change the resale value of the instruments held in the Fund’s portfolio. When interest rates go up, the market values of previously issued money market instruments generally decline and may have an adverse effect on the Fund’s ability to maintain a stable $1.00 share price. As of the date of this Report, interest rates are near historic lows, but may rise significantly or rapidly in the future potentially resulting in significant losses to the Fund.

Liquidity Risk

From time to time, certain securities held by the Fund may become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position at favorable times or prices can adversely affect the Fund’s ability to maintain a $1.00 share price. In addition, the Fund may experience difficulty satisfying redemption requests within the time periods stated in the “Redemption Policies” section of the Fund’s Prospectus because of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Repurchase Agreement Risk

The obligations of a counterparty to a repurchase agreement are not guaranteed. The Fund permits various forms of securities as collateral whose values fluctuate and are issued or guaranteed by the U.S. Government. There are risks that a counterparty may default at a time when the collateral has declined in value, or a counterparty may become insolvent, which may affect the Fund’s right to control the collateral. Repurchase agreements are subject to credit risk.

U.S. Government Securities and Government Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

are issued by government-sponsored enterprises, such as the Fannie Mae, Freddie Mac, Federal Home Loan Bank, Federal Farm Credit Bank, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored entities are also subject to credit risk, interest rate risk and market risk.

Yield and Securities Selection Risk

The yield paid by the Fund will vary and may be affected by the Manager’s decisions regarding the Fund’s dollar-weighted average maturity (WAM) and dollar-weighted average life (WAL). If the Manager sets the Fund’s maturity target in a manner that does not correlate with the movement of interest rate trends it could have an adverse effect on the Fund’s yield. Income from the Fund may be at rates less than inflation.

Offsetting Assets and Liabilities

The Fund is party to Master Repurchase Agreements (“Master Repo Agreements”) that govern transactions between the Fund and selected counterparties. The Master Repo Agreements contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase Agreements. The Fund has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Repo Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2016.

Offsetting of Financial Assets and Derivative Assets as of December 31, 2016:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$580,000,000	$—	$580,000,000

Financial Assets, Derivative Assets, and Collateral Pledged by Counterparty as of December 31, 2016:

		Gross Amounts Not Offset in the
		Statement of Assets and Liabilities
Counterparty	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments(1)	Cash Collateral Received	Net Amount
BNP Paribas Prime Brokerage	$175,000,000	$(175,000,000)	$—	$—
Credit Agricole CIB	100,000,000	(100,000,000)	—	—
Goldman Sachs & Co	100,000,000	(100,000,000)	—	—
RBC Capital Markets LLC	150,000,000	(150,000,000)	—	—
TD Securities	55,000,000	(55,000,000)	—	—

	$580,000,000	$(580,000,000)	$—	$—

[1]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes. Collateral with a value of $593,394,080 has been received in connection with repurchase transactions.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

6. Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Government Fund
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Distributions paid from:
Ordinary income*	$2,871,516	$58,769

Distributions paid	$2,871,516	$58,769

*	For tax purposes short-term capital gains distributions are considered ordinary income distributions.

As of December 31, 2016, the components of distributable earnings (deficits) on a tax basis were as follows:

Government Fund
Cost basis of investments for federal income tax purposes	$1,442,210,978
Unrealized appreciation	—
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	—
Undistributed ordinary income	302
Accumulated long-term capital gain and other (loss)	—
Other temporary differences	(214)

Distributable earnings (deficits)	$88

Under the Regulated Investment Company Modernization Act of 2010 (the “RICMOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. For the year ended December 31, 2016, the Fund did not have capital loss carryforwards.

American Beacon U.S. Government Money Market Select FundSM

Notes to Financial Statements

December 31, 2016

7. Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Select Class
	Year Ended December 31,
	2016		2015
U.S. Government Money Market Select Fund	Shares	Amount	Shares	Amount
Shares sold	7,038,793,552	$7,038,793,552	2,084,307,569	$2,084,307,569
Reinvestment of dividends	2,126,021	2,126,022	4,169	4,169
Shares redeemed	(5,840,435,071)	(5,840,435,071)	(2,144,356,647)	(2,144,356,647)

Net increase (decrease) in shares outstanding	1,200,484,502	$1,200,484,503	(60,044,909)	$(60,044,909)

8. Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon U.S. Government Money Market Select FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Select Class
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A
Net realized gain on investments	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A

Total income from investment operations	0.00		0.00		0.00		0.00		0.00

Less distributions:
Dividends from net investment income	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A
Distributions from net realized gains	0.00	A	0.00	A	0.00	A	0.00	A	0.00	A

Total distributions	0.00		0.00		0.00		0.00		0.00

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	0.28%		0.02%		0.01%		0.02%		0.09%

Ratios and supplemental data:
Net assets, end of period	$1,442,114,543		$241,630,035		$301,674,873		$367,700,593		$238,235,845
Ratios to average net assets (annualized):
Expenses, before expense reimbursements or recoupments	0.13%		0.14%		0.14%		0.14%		0.15%
Expenses, net of expense reimbursements or recoupments	0.13%		0.14%		0.11%		0.13%		0.14%
Net investment income, before expense reimbursements	0.29%		0.01%		(0.01)%		0.01%		0.09%
Net investment income, net of expense reimbursements	0.29%		0.02%		0.01%		0.02%		0.09%

A	Amount is less than $0.01 per share.

American Beacon Select FundsSM

Federal Tax Information

December 31, 2016 (Unaudited)

The American Beacon U.S. Government Money Market Select Fund is required to provide certain tax information to shareholders upon the distribution of the Fund’s income for the taxable year ended December 31, 2016. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2016.

The distributions to shareholders during the tax year ended December 31, 2016 include short-term capital gains of $7,464 for the Fund.

Shareholders received notification in January 2017 of the applicable tax information necessary to prepare their 2016 income tax returns.

Of the ordinary dividends paid to shareholders of the Fund during the tax year ended December 31, 2016, 1.04% were derived from U.S. Treasury Obligations.

American Beacon FundsSM

Additional Fund Information

December 31, 2016 (Unaudited)

American Beacon Advisors, Inc. (“American Beacon”) is a wholly-owned subsidiary of Astro AB Borrower, Inc. (“Borrower”). On January 31, 2017, the Board of Borrower and its sole shareholder, Astro AB Acquisition (“Acquisition”), approved an amendment to Borrower’s Certificate of Incorporation to change the name of Borrower to Resolute Investment Managers, Inc. Simultaneously with the name change of Borrower, the shareholders and the Boards of each of American Beacon’s indirect owners approved similar name changes, as follows: Astro AB Holdings, LLC (“Holdings”) became Resolute Investment Holdings, LLC; Astro AB Topco, Inc. became Resolute Topco, Inc.; and Astro AB Acquisition, Inc. became Resolute Acquisition, Inc. Amendments to each of the entities’ Articles of Incorporation, or, in the case of Holdings, the Certificate of Formation, were filed with the Delaware Secretary of State.

A summary of the name changes for the Astro Entities is set forth below:

Astro AB Holdings, LLC - Resolute Investment Holdings, LLC

Astro AB Topco, Inc. - Resolute Topco, Inc.

Astro AB Acquisiton, Inc. - Resolute Acquisiton, Inc.

Astro AB Borrower, Inc. - Resolute Investment Managers, Inc.

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust and the American Beacon Select Funds. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

INTERESTED TRUSTEES

Lifetime of Trust until
removal, resignation or
retirement*

Alan D. Feld** (80)	Trustee since 1996	Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Mileage Funds (1996-2012); Trustee, American Beacon Select Funds (1999-Present); Trustee, American Beacon Master Trust (1996-2012).

NON-INTERESTED TRUSTEES	Term

Lifetime of Trust until removal resignation or retirement*

Gilbert G. Alvarado (47)	Trustee since 2015	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present) Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-Present); Director, Sacramento Regional Technology Alliance (2011-Present); Director, Women’s Empowerment (2009-2014); Trustee, American Beacon Select Funds (2015-Present).

Josephe B. Armes (54)	Trustee since 2015	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2013-Present); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Chief Operating Officer, Hicks Holdings, LLC (Hicks Family assets and investments) (2005-2010); Trustee, Baylor University Board of Regents (2001-2010); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Select Funds (2015-Present).

Gerard J. Arpey (58)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Chairman and Chief Executive Officer, AMR Corp. and American Airlines; Inc. (2003- 2011); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present).

Brenda A. Cline (56)	Trustee since 2004	Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Trustee, American Beacon Mileage Funds (2004-2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Eugene J. Duffy (62)	Trustee since 2008	Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Director, Sunrise Bank of Atlanta (2008-2013); Trustee, American Beacon Mileage Funds (2008- 2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

TRUSTEES (CONT.)	Term

M. Dunning (74)	Trustee since 2008	Chairman Emeritus (2008-Present); Lockton Dunning Benefits (consulting firm in employee benefits); Board Director, Oncor Electric Delivery Company LLC (2007-Present); Board Member, BancTec (2010-Present) (software consulting); Trustee, American Beacon Mileage Funds (2008-2012); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Master Trust (2008-2012).

Richard M. Massman (73)	Trustee since 2004 Chairman since 2008	Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Trustee, American Beacon Mileage Funds (2004- 2012); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Master Trust (2004-2012).

Barbara J. McKenna, CFA (53)	Trustee since 2012	Managing Principal, Longfellow Investment Management Company (2005- Present); Trustee, American Beacon Select Funds (2012-Present).

R. Gerald Turner (71) 225 Perkins Admin. Bldg. Southern Methodist Univ. Dallas, Texas 75275	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Mileage Funds (2001- 2012); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Master Trust (2001-2012).

OFFICERS

Gene. L. Needles, Jr. (62)	President since 2009 Executive Vice President since 2009	President, CEO and Director, American Beacon Advisors, Inc. (2009-Present); President, CEO and Director, Astro AB Borrower, Inc. (2015-Present); President, CEO and Director, Astro AB Acquisition, Inc. (2015- Present); President, CEO and Director, Astro AB Topco, Inc. (2015-Present), President, CEO and Director, Astro AB Holdings, LLC. (2015-Present); President, CEO and Director, Lighthouse Holdings, Inc.; (2009-2015); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, L.L.C. (2012-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Rosemary K. Behan (57)	VP, Secretary and Chief Legal Officer since 2006	Secretary, American Beacon Advisors, Inc. (2006-Present); Secretary, Astro AB Borrower, Inc. (2015-Present); Secretary, Astro AB Acquisition, Inc. (2015- Present); Secretary, Astro AB Topco, Inc. (2015-Present); Secretary, Astro AB Holdings, LLC. (2015-Present); Secretary, Lighthouse Holdings, Inc. (2008- 2015); Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

Brian E. Brett (56)	VP since 2004	Vice President, Director of Sales, American Beacon Advisors, Inc. (2004-Present).

Paul B. Cavazos (47)	VP since 2016	Chief Investment Officer and Vice President, Asset Management, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer and Assistant Treasurer, DTE Energy (2007-2016);

Erica Duncan (46)	VP since 2011	Vice President, Marketing and Client Services, American Beacon Advisors, Inc. (2011-Present); Supervisor, Brand Marketing, Invesco (2010-2011);

Trustees and Officers of the American Beacon Select FundsSM (Unaudited)

Name, Age and Address	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term

Melinda G. Heika (55)	Treasurer since 2010	Treasurer, American Beacon Advisors, Inc. (2010-Present); Treasurer, Astro AB Borrower, Inc. (2015-Present); Treasurer, Astro AB Acquisition, Inc. (2015-Present); Treasurer, Astro AB Topco, Inc. (2015-Present); Treasurer, Astro AB Holdings, LLC. (2015-Present); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, American Private Equity Management, L.L.C. (2012-Present); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present).

One Year

Terri L. McKinney (53)	VP since 2010	Vice President, Enterprise Services (2009-Present) and Managing Director (2003-2009), American Beacon Advisors, Inc.

Jeffrey K. Ringdahl (41)	VP since 2010	Chief Operating Officer, American Beacon Advisors, Inc. (2010-Present); Manager and Senior Vice President, American Private Equity Management, L.L.C. (2012-Present); Senior Vice President and Director, Astro AB Borrower, Inc. (2015-Present); Senior Vice President and Director, Astro AB Acquisition, Inc. (2015-Present); Senior Vice President and Director, Astro AB Topco, Inc. (2015-Present), Senior Vice President and Director, Astro AB Holdings, LLC. (2015-Present); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, Product Management, Touchstone Advisors, Inc. (2007-2010).

Samuel J. Silver (53)	VP since 2011	Chief Fixed Income Officer (2016–Present), Vice President, Fixed Income Investments (2011-2016) and Senior Portfolio Manager, Fixed Income Investments (1999-2011), American Beacon Advisors, Inc.

Christina E. Sears (45)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present).

Sonia L. Bates (60)	Asst. Treasurer since 2011	Director, Tax and Financial Reporting (2011-Present), Manager, Tax and Financial Reporting (2005-2010), American Beacon Advisors, Inc.; Asst. Treasurer, Astro AB Borrower, Inc. (2015-Present); Asst. Treasurer, Astro AB Acquisition, Inc. (2015-Present); Asst. Treasurer, Astro AB Topco, Inc. (2015-Present); Asst. Treasurer, Astro AB Holdings, LLC.; Asst. Treasurer, Lighthouse Holdings, Inc. (2011-2015); Asst. Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Asst. Treasurer, American Private Equity Management, L.L.C. (2012-Present).

Shelley D. Abrahams (42)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Advisors, Inc. (2008-Present)

Rebecca L. Harris (50)	Assistant Secretary since 2011	Assistant Secretary, American Beacon Advisors, Inc. (2011-Present)

Diana N. Lai (41)	Assistant Secretary since 2012	Assistant Secretary, American Beacon Advisors, Inc. (2012-Present)

Teresa A. Oxford (58)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present)

*	As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.
**	Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

American Beacon Select FundsSM

Privacy Policy

December 31, 2016 (Unaudited)

Privacy Policy

The American Beacon Select Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sigh up at

www.americanbeaconfunds.com

If you invest in the Funds through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail: american_beacon.funds@ambeacon.com	On the Internet: Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Select Funds P.O. Box 219643 Kansas City, MO 64121

Availability of Quarterly Portfolio Schedules

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s daily portfolio holdings is also available at www.americanbeaconfunds.com the following business day.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN	TRANSFER AGENT	INDEPENDENT REGISTERED	DISTRIBUTOR
State Street Bank and Trust Boston, Massachusetts	Boston Financial Data Services Kansas City, Missouri	PUBLIC ACCOUNTING FIRM Ernst & Young LLP	Foreside Fund Services, LLC Portland, Maine
Dallas, Texas

This report is prepared for shareholders of the American Beacon Select Fund and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Select Fund and American Beacon U.S. Government Money Market Select Fund are service marks of American Beacon Advisors, Inc.

AR 12/16

ITEM 2. CODE OF ETHICS.

The Trust has adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code November 12, 2013 to disclose the removal of terminated Investment Companies. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Mr. Paul Zucconi, a member of the Trust’s Audit and Compliance Committee, is an “audit committee financial expert” as defined in Form N-CSR. Mr. Paul Zucconi is “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$59,754	12/31/2015
$36,404	12/31/2016

(b) Audit-Related Fees	Fiscal Year Ended
$ 0	12/31/2015
$ 0	12/31/2016

(c) Tax Fees	Fiscal Year Ended
$ 0	12/31/2015
$ 0	12/31/2016

(d) All Other Fees	Fiscal Year Ended
$ 0	12/31/2015
$ 0	12/31/2016

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

•	to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

•	to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

•	to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

•	to review the arrangements for and scope of the annual audit and any special audits; and

•	to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

		Adviser’s Affiliates Providing
Registrant	Adviser	Ongoing Services to Registrant	Fiscal Year Ended
$ 0	$46,065	N/A	12/31/2015
$ 0	$215,882	N/A	12/31/2016

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder report presented in

Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Select Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: March 10, 2017

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: March 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Date: March 10, 2017

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer

Date: March 10, 2017